Treasury Stock	12 Months Ended
Dec. 31, 2022
Class of Stock Disclosures [Abstract]
Treasury Stock

16.  Treasury Stock

On June 10, 2022, the Company’s annual general meeting approved a share repurchase program of up to US$100 million for the next 12 months. As of December 31, 2022, the Company has repurchased a total of 6.5 million Class A ordinary shares on both the New York Stock Exchange and The Stock Exchange of Hong Kong Limited under the program for a total consideration of US$16.7 million (RMB 118.5 million). As of December 31, 2022, the number of Class A Ordinary Shares in issue was reduced by 4.9 million shares as a result of the cancellation of the repurchased shares. In addition, as of December 31, 2022, the Company has purchased a total of 0.6 million Class A ordinary shares for a total consideration of US$1.3 million (RMB 9.5 million) to be utilized upon vesting of restricted shares in future.